SUPPLEMENT DATED NOVEMBER 2, 2001
                       TO THE PROSPECTUS OF INVESTEC FUNDS
                              DATED APRIL 26, 2001


            On September 10, 2001, the Board of Trustees of Investec Funds (the "Board") approved a proposal to merge the internet.com(TM) Index Fund ("internet.com Fund") and Wireless World Fund(TM) ("Wireless Fund") into Wired(R) Index Fund ("Wired Fund"), subject to shareholder approval. The Board believes this proposed merger is in the best interests of the shareholders of each Fund. It is anticipated that before year-end shareholders of the internet.com and Wireless Fund will receive a proxy and proxy statement requesting their votes on the merger.

            The Board also approved a proposal to merge the Asia New Economy Fund into the Asia Small Cap Fund, subject to shareholder approval. The Board believes this proposed merger is in the best interests of the shareholders of each Fund. At present, the Asia Small Cap Fund invests primarily in equity securities of smaller capitalization issuers (market value of less than U.S. $1 billion). To enable the Asia Small Cap Fund to place a greater emphasis on investments in equity securities of companies of any size market value which are traded on the Asian markets or that derive a substantial portion of their revenues from business activities in Asia but which are listed and traded elsewhere, the Board approved and voted to recommend that shareholders of the Asia Small Cap Fund approve a change in the Fund's investment objective. Subject to approval of the proposed change in investment objective, the Asia Small Cap Fund's name will be changed to "Investec Asia Focus Fund". It is anticipated that before year-end shareholders of the Asia New Economy Fund will receive a proxy and proxy statement requesting their votes on the merger. Shareholders of the Asia Small Cap Fund will also receive a proxy and proxy statement requesting their votes on the proposed change in the Fund's investment objective.

            The internet.com, Wireless and Asia New Economy Funds will be closed to new investors after the close of business on November 5, 2001. If you are a shareholder of record of one of these Funds as of the close of business on November 5, 2001, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of any dividend or capital gain distributions until the merger is approved by a Fund's shareholders. If a merger is approved by a Fund's shareholders, up until the consummation of the merger or the termination of the merger agreement, that Fund also will be closed to purchases by existing shareholders, except through the reinvestment of any dividend or capital gain distributions or through pre-authorized investment plans. Upon consummation of a merger, the Fund approving the merger will be terminated.

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                                 INVESTEC FUNDS

                    Supplement Dated November 2, 2001 to the
                 The Statement of Additional Information ("SAI")
                              Dated April 26, 2001

                         Investec China & Hong Kong Fund
                         Investec Asia New Economy Fund
                          Investec Asia Small Cap Fund
                          Investec Mainland China Fund
                          Investec Wired(R) Index Fund
                      Investec internet.com(TM) Index Fund
                        Investec Wireless World Fund(TM)

      Effective October 1, 2001, Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, acts as Investec Fund's principal underwriter (the "Distributor'). Consequently, all references to First Fund Distributors, Inc. in the SAI should be changed to Quasar Distributors, LLC.